Exhibit 10.46
EXECUTION COPY
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
FIRST AMENDMENT TO COOPERATIVE BROKERAGE AGREEMENT
This First Amendment to Cooperative Brokerage Agreement (this “First Amendment”) is made as of November 16, 2017, and is by and between REALHome Services and Solutions, Inc., a Florida corporation (“RHSS, Inc.”), REALHome Services and Solutions – CT, Inc., a Connecticut corporation (“RHSS-CT”), and New Residential Sales Corp., a Delaware Corporation (“NRZ Brokerage”).
RECITALS
WHEREAS, on August 28, 2017, RHSS, Inc., RHSS-CT and NRZ Brokerage (collectively, the “Parties”) entered into that certain Cooperative Brokerage Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “CBA”);
WHEREAS, the Parties desire to amend the CBA as set forth herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed them in the CBA.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and the covenants herein contained, each of the parties agree as follows:
1.Section 3(a) of the CBA is hereby deleted in its entirety, and inserted in lieu thereof is the following Section 3(a), as follows:
“(a)    NRZ Brokerage shall refer all listings and all sales of all REO Properties in the Covered Portfolios in the jurisdiction(s) in which NRZ Brokerage possesses all requisite licenses and approvals to engage in the conduct set forth in this Agreement, which REO Property NRZ Brokerage has been engaged to list, market, or sell and has the contractual and legal authority to refer to RHSS (the “Subject REO Referrals”) during the term of this Agreement. In connection with any such referrals, RHSS and the applicable New Residential entity shall enter into separate listing agreements from time to time, substantially in the form and substance attached hereto as Exhibit 3, which such listing agreement may be executed by RHSS as appointed through power of attorney granted by the applicable New Residential entity. In the event of any conflict between any listing agreement and this Agreement, this Agreement will control. With respect to those Subject REO Referrals that constitute Existing REO Properties, NRZ Brokerage agrees it shall not take any action that interferes with RHSS acting as the listing broker and such Existing REO Properties shall be excluded from payment of any Commissions hereunder, except to the extent the Existing REO Properties are de-listed in accordance with Section 3(e) below, in which case Commissions shall be payable hereunder once the properties are relisted in accordance with this Agreement. Subject to the terms hereof, NRZ Brokerage hereby grants RHSS the right to list, market and/or sell the REO Properties associated with the Subject REO Referrals via the Hubzu® platform or another online auction platform, charging a buyer’s premium totaling up to [***] percent ([***]%) of the Net Sales Price, subject to a minimum of $[***], and, only if the buyer’s premium is [***] percent ([***]%) subject to a minimum of $[***], a technology fee of [***] $[***] in the event a property is auctioned or, regardless of the buyer’s premium, a technology fee of [***] $[***] in the event a property is not auctioned.”

2.Except with respect to Section 3(a) of the CBA, all provisions of the CBA shall remain unchanged and effective and are incorporated herein by reference.

3.This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument.
REALHome Services and Solutions, Inc.

By:    /s/ Min L. Alexander
Name: Min L. Alexander
Title: President
Date: November 16, 2017

REALHome Services and Solutions – CT, Inc.

By:    /s/ Min L. Alexander
Name: Min L. Alexander
Title: President
Date: November 16, 2017

New Residential Sales Corp.

By: /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer
Date: November 16, 2017

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